Case Number: B-05-28174-PHX-CGC

For the month of June 2006

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
		Operating	Payroll	Tax	
		# 712329825	#	#	
Balance at Beginning of Period		58,624.00			58,624.00
RECEIPTS					
Cash Sales		2,375.00			2,375.00
Accounts Receivable - Pre-Petition					
Accounts Receivable - Post-Petition					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other (attach list)					
TOTAL RECEIPTS		2,375.00			2,375.00
DISBURSEMENTS					
Business - Ordinary Operations		56,627.22			56,627.22
Capitol Inprovements					
Pre-Petition Debt					
Transfers to other DIP Accounts					
Other (attach list)					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U.S. Trustee Quarterly Fee		250.00			250.00
Court Costs					
TOTAL DISBURSEMENTS		56,877.22			56,877.22
Balance at End of Month		4,121.78			4,121.78

* *Information provided above should reconcile with balance sheet and income statement amounts*

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES**	
Total Disbursements From Above	56,877.22
Less: Transfers to Other DIP Accounts	0.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	0.00
Total Disbursements for Calculating Quarterly Fees	56,877.22

Case Number: B-05-28174-PHX-CGC

For the month of June 2006

INCOME STATEMENT

(Accrual Basis)

SEE ATTACHED

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principles, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segragated in the statement

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue			
Less: Returns & Discounts			
Net Revenue			
COST OF GOODS SOLD			
Material			
Direct Labor			
Direct Overhead (attach detail)			
Total Cost of Goods Sold			
GROSS PROFIT			
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			
General & Administrative (attach detail)			
Other Expenses (attach detail)			
Total Operating Expenses			
Income Before Non-operating Income and Expense			
OTHER INCOME & EXPENSE			
Other Income (attach list)			
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense			
Income Before Reorganization Expense			
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees			
Other (attach list)			
Total Reorganization Expenses			
Income Tax			
NET PROFIT OR (LOSS)			

Desert Health, Inc.
Income Statement

	February 10 - 28, 2006	March 2006	April 2006	May 2006	June 2006		February 10, 2006 through June 30, 2006
Ordinary Income/Expense							
Income							
License Fees	-	-	-	125,000.00	-		125,000.00
Sales	-	1,224.30	588.00	-	2,471.00		4,283.30
Sales Discount	-	-	(22.50)	-	-		(22.50)
Total Income	-	1,224.30	565.50	125,000.00	2,471.00		129,260.80
Cost of Goods Sold							
Cost of Goods Sold	-	-	-	-	1,840.08		1,840.08
Total COGS	-	-	-	-	1,840.08		1,840.08
Gross Profit	-	1,224.30	565.50	125,000.00	630.92		127,420.72
Expense							
Marketing Territory Rights	-	-	-	-	460,000.00	(A)	460,000.00
Merchant account expense	-	-	100.24	18.11	15.95		134.30
DHPI China Office Expense	-	1,500.00	-	-	8,000.00		9,500.00
Charges	89.00	64.00	-	44.00	40.00		237.00
Commissions	-	-	-	25,000.00	-		25,000.00
Contract Labor	2,710.00	2,550.00	1,525.00	673.18	1,030.83		8,489.01
Deprec Exp	482.97	788.01	727.14	727.14	727.15		3,452.41
Insurance	-	-	-	1,300.05	13,475.00		14,775.05
Licenses	-	-	-	-	12.00		12.00
Maint	-	-	-	4,215.00	-		4,215.00
Misc Exp	500.00	344.93	2,933.43	173.88	1,545.35		5,497.59
Off Supp	-	206.94	124.91	1,364.62	203.90		1,900.37
Payroll Expenses	-	8,100.00	17,795.65	17,468.74	17,907.14		61,271.53
Payroll Taxes	-	820.53	1,598.29	1,472.54	1,403.50		5,294.86
Postage	-	28.32	-	-	143.76		172.08
Printing	-	236.74	440.74	2,553.98	-		3,231.46
Prof Fee	29,294.10	4,032.00	260.00	22,000.00	17,231.25		72,817.35
Rent	-	2,248.20	3,277.95	1,967.37	20,605.01		28,098.53
Repairs	-	569.45	-	-	131.43		700.88
Shipping	13.39	82.33	9.43	77.97	639.81		822.93
Storage	-	-	-	-	406.61		406.61
T&E	-	-	125.00	-	472.24		597.24
Taxes	-	100.00	18.14	15.60	-		133.74
Telephone	1,020.93	1,623.59	1,852.69	625.67	573.93		5,696.81
Util	(310.93)	1,530.73	651.67	348.65	80.11		2,300.23
Total Expense	33,799.46	24,825.77	31,440.28	80,046.50	544,644.97		714,756.98
Net Ordinary Income	(33,799.46)	(23,601.47)	(30,874.78)	44,953.50	(544,014.05)		(587,336.26)
Other Income/Expense							
Other Inc	0.72	0.34	-	-	-		1.06
Total Other Income	0.72	0.34	-	-	-		1.06
Other Expense							
Int Exp	-	0.01	-	(0.01)	20,000.00	(A)	20,000.00
Loss on Derivative Liability	-	-	-	-	1,244,383.00	(B)	1,244,383.00
Reorganization - Bankruptcy	-	780.00	250.00	-	-		1,030.00
Reorganization - Compensation	-	171,884.00	-	-	-		171,884.00
Reorganization - Legal Fees	-	55,450.88	21,425.62	21,388.76	31,260.20		129,525.46
Total Other Expense	-	228,114.89	21,675.62	21,388.75	1,295,643.20		1,566,822.46
Net Other Income	0.72	(228,114.55)	(21,675.62)	(21,388.75)	(1,295,643.20)		(1,566,821.40)
Net Loss	(33,798.74)	(251,716.02)	(52,550.40)	23,564.75	(1,839,657.25)		(2,154,157.66)

Note (A): Stock was granted to two parties. The issuance of these shares of stock is subject to court approval.

Note (B): As part of the 2005 year-end audit (not finalized), it was determined that Desert Health was required to book a "Derivative Liability" under the requirements of SFAS 133 and EITF 00-19. The calculation of this liability was not determined until June 2006. During June, the company recorded $294,426 as of 12/31/05 and an increase in the liability of $1,244,383 as of the end of the 1st quarter 2006. These amounts have been reflected in the June monthly report in lieu of restating prior statements. The adjustment to this amount for the 2nd quarter has not been computed

Case Number: B-05-28174-PHX-CGC

For the month of June 2006

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principles, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated

ASSETS	SCHEDULE AMOUNT	CURRENT MONTH	PRIOR MONTH	
Unrestricted Cash		4,121.78	58,624.00	
Restricted Cash				
Total Cash	350.00	4,121.78	58,624.00	
Accounts Receivable (net)	47,642.00	1,122.44	1,026.44	
Inventory	100,000.00			
Notes Receivable	211,145.00			
Prepaid Expenses				
Other (attach list)				
Total Current Assets				
Property, Plant & Equipment	10,000.00	88,605.02	88,605.02	
Less: Accumulated Depreciation		(83,177.09)	(82,449.94)	
Net Property, Plant & Equipment		5,427.93	6,155.08	
Due From Insider(s)				
Other Assets - net (attach list)				
Other (attach list)				
TOTAL ASSETS		10,672.15	65,805.52	
POST-PETITION LIABILITIES				
Accounts Payable		4,883.24	3,106.86	
Taxes Payable				
Notes Payable				
Professional Fees		188,756.71	140,265.26	
Secured Debt				
Other (attach list)		518,263.11	28,390.06	
Total Post-Petition Liabilities		711,903.06	171,762.18	
PRE-PETITION LIABILITIES				
Secured Debt	850,546.09	995,387.02	995,387.02	
Priority Debt	604.46	175.29	175.29	
Unsecured Debt	2,216,816.33	4,956,999.97	4,956,999.97	
Other - Derivative Liability		1,493,809.00		(A)
Total Pre-Petition Liabilities		7,446,371.28	5,952,562.28	
TOTAL LIABILITIES		8,158,274.34	6,124,324.46	
EQUITY				
Pre -Petition Owners' Equity		(6,165,328.53)	(5,915,902.53)	(A)
Post-Petition Cumulative Profit/Loss		(2,154,157.66)	(314,500.41)	
Direct Charges to Equity (explain)		171,884.00	171,884.00	
Total Equity		(8,147,602.19)	(6,058,518.94)	
TOTAL LIABILITIES & OWNERS' EQUITY		10,672.15	65,805.52	

Note (A) - See Note (B) on Page 3 (Income Statement)

Postpetition Payables (Other)
As of June 30, 2006

Accrued Payroll and Payroll Taxes for June	0.00
Accrued Rent - Kathleen Corum	19,249.11
Stock Granted (not issued) - Contingent to Court Approval	480,000.00
Accred Commissions	12,500.00
Accrued Compensatoln - Johnny Shannon	2,514.00
Accrued Contract Labor - Georgia Aadland	4,000.00
	518,263.11
	0.00

Case Number: B-05-28174-PHX-CGC

STATUS OF ASSETS

For the month of June 2006

**Information provided on this page should reconcile with balance sheet amounts*

ACCOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	17,241.93	96.00	-	17,145.93
Less Amount Considered Uncollectible	(16,119.49)	-	-	(16,119.49)
Net Accounts Receivable	1,122.44	96.00	-	1,026.44

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY	
Beginning Inventory	-
Plus: Purchases	-
Less: Cost of Goods Sold	-
Ending Inventory	-

Date Last Inventory was taken: ______________

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property	-	-	-	-
Buildings	-	-	-	-
Accumulated Depreciation	-	-	-	-
Net Buildings	-	-	-	-
Equipment	10,000.00	0.00	0.00	88,605.02
Accumulated Depreciation		0.00	0.00	(83,177.09)
Net Equipment		0.00	0.00	5,427.93
Autos/Vehicles	-	-	-	
Accumulated Depreciation	-	-	-	
Net Autos/Vehicles	-	-	-	

Provide a description of fixed assets added or deleted during the reporting period. Include the date of Court order.

Case Number: B-05-28174-PHX-CGC

For the month of June 2006

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

**Information provided on this page should reconcile with balance sheet and disbursement detail amounts*

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable	4,883.24	1,443.86	-	(643.94)	4,083.32
Taxes Payable	-				-
Notes Payable	-				-
Professional Fees Payable	188,756.71	48,491.45	43,388.76	21,425.62	75,450.88
Secured Debt	-				-
Other (attach list)	518,263.11	499,249.11	2,500.00	-	16,514.00
Total Post-Petition Liabilities	711,903.06	549,184.42	45,888.76	20,781.68	96,048.20

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders

Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
David Stewart	Salary		30,000.00
Georgia Aadland	Salary		9,600.00
Johnny Shannon	Post Petition Compensation		10,000.00
Johnny Shannon	Commission		12,500.00
Total Payments to Insiders			62,100.00

Professionals

Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

DESERT HEALTH PRODUCTS, INC.

	Month	Cat			Type	Date	Num	Name	Memo	Split	Amount
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/01/2006	10291	Georgie D Aadland		-SPLIT-	-1,348.74
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/01/2006	10292	Egger, Rebecca		-SPLIT-	-507.35
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/01/2006	10293	Jonathan R Gotcher		-SPLIT-	-1,281.08
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/01/2006	10294	Alfred David Stewart		-SPLIT-	-3,596.81
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/01/2006	ADP	ADP		Payroll Taxes	-2,841.27
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/05/2006	1078	Maurer-Noel-Evans Insurance	D and O insurance Premium	Insur	-12,500.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/05/2006	1079	Mail Boxes Etc	Peterman; Chart shipments	Postage	-97.78
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/05/2006	Merchant			Merchant account expense	-15.95
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/05/2006	Bnk Chg		Outgoing foreign wire fee	Bank	-20.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/06/2006	W. Tr.	Beijing office-Desert Health Products, In	Exp per email 5.23.06 (A)	Beijing DHPI Branch Operations	-3,000.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/07/2006	1080	Target		Off Supp	-36.74
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/07/2006	1081	Peterson, Steve		Payables	-597.61
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/07/2006	ADP	ADP	ADP payroll fees	Payroll Expenses	-43.07
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1082	Tatum Ranch Storage Solutions	Truck rental, Wilhelm Automotive Invoice	Payables	-293.63
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1083	Tatum Ranch Storage Solutions		Payables	-358.42
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1084	CITY OF SCOTTSDALE	Account No. 2011266300	Payables	-70.66
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1085	Qwest	Acct No 480-951-1941 158B, phone and DSL	Payables	-278.20
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1086	Qwest		Payables	-102.31
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1089	Sprint Broadband	May 2006, Cust No. 114010401	Payables	-6.77
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1088	Vintage Fringe LLC		Payables	-125.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1091	News Clips	ABC News Story on the Bird Flu	Payables	-56.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/12/2006	1087	News Clips	VOID: wrong company name on check	Misc Exp	0.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/12/2006	1092	Aadland, Georgie	Web hosting, 6/24/06 - 6/24/2007	Payables	-249.40
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/13/2006	1094	Farmers Insurance Group	Workmens comp pol # A15106627 annual pre	Insur	-875.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/13/2006	W. Tr.	Beijing office-Desert Health Products, In		-SPLIT-	-5,000.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/13/2006	1095	CompUSA	processor for computer (Chris P)	Cmptr	-61.44
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/13/2006	1096	Peterson, Steve		Payables	-433.22
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/13/2006	1093	US Postmaster	VOID:	Postage	0.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/13/2006	Bnk Chg		outgoing foreign wire fee	Bank	-20.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/14/2006	1098	Sample & Cooper LLP		Payables	-260.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/14/2006	1097	CompUSA	Computer Case	Off Supp	-20.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/15/2006	1099	Watkins Motor Lines	DLS 183482-apc frm naturtech	Shipping	-301.82
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/16/2006	1100	Mail Boxes Etc		Postage	-46.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/16/2006	ADP	ADP		Payroll Taxes	-2,592.37
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/16/2006	10295	Georgia D Aadland		-SPLIT-	-1,349.74
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/16/2006	10296	Egger, Rebecca		-SPLIT-	-481.32
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/16/2006	10297	Jonathan R Gotcher		-SPLIT-	-1,281.09
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/16/2006	10298	Alfred David Stewart		-SPLIT-	-3,096.01
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/20/2006	1102	Gotcher, Isaac Eugene		Payables	-67.96
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/20/2006	1101	Mail Boxes Etc	ship sample product to Dr. Mario Zamora	Shipping	-155.87
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/20/2006	1110	Tatum Ranch Storage Solutions	Invoice No. 5393	Payables	-358.40

DESERT HEALTH PRODUCTS, INC.

	Month	Cat			Type	Date	Num	Name	Memo	Split	Amount
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/21/2006	1103	CITY OF SCOTTSDALE	Application fee for license	Licenses	-12.00
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/21/2006	1104	Roda, Denise	Refund Invoice Number 3482	Misc Exp	-141.50
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/21/2006	1105	Stewart, David	April 2006 Expenses	Payables	-520.45
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/22/2006	1106	Topco Business Center		Equip	-69.99
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/22/2006	1109	Boulder Medical Building	Account No. 00841.01-290-0011113	Payables	-1,355.90
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/23/2006	1107	Home Depot		Misc Exp	-13.04
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	06/23/2006	1108	Shannon, John		Payables	-329.38
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/28/2006	ADP	ADP	ADP payroll fees	Payroll Expenses	-43.07
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/29/2006	ADP	ADP		Payroll Taxes	-2,746.06
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/29/2006	10299	Georgia D Aadland		-SPLIT-	-1,849.74
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/29/2006	10300	Egger, Rebecca		-SPLIT-	-676.55
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/29/2006	10301	Isaac E. Golcher		-SPLIT-	-273.32
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/29/2006	10302	Jonathan R Gorcher		-SPLIT-	-1,281.09
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/29/2006	10303	Alfred David Stewart		-SPLIT-	-3,598.61
Chase Bank (DIP)	Jun-06	8	Disbursements	Business - Ordinary Operations	Check	06/29/2006	1111	Mail Boxes Etc.	VOID:	Shipping	0.00
											-56,627.22
Chase Bank (DIP)	Jun-06	18	Disbursements	U.S. Trustee Quarterly Fee	Bill Pmt -Check	06/12/2006	1090	U.S. Trustee		Payables	-250.00
											-250.00
										Total Disbursements	-56,877.22

Case Number: B-05-28174-PHX-CGC

For the month of June 2006

CASE STATUS

QUESTIONAIRE	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possesion account?		X
Are any post-petition receivables (accounts, notes, or loans) due from related parties?		X
Are any wages past due?		X
Are any U.S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Current number of employees: 4

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Auto-Owner, Policy # pending	Commercial package policy	5/24/06-5/24/07	$1,300.00, down payment $933.95, in November 06
North River Insurance Company, 5560032906	Directors and Officers Liability	6/13/06-6/13/07	$12,500.00 annual payment
Farmer, A15106627	Workmans Comp	6/19/20-6/19/07	$995.00 annual payment

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

Identify any matters that are delaying the filing of a plan of reorganization:

Case Number: B-05-28174-PHX-CGC

DISBURSEMENT DETAIL

For the month of June 2006

SEE ATTACHED

Month:	June 2006
Account #:	712329825
Bank Name:	Chase

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash Disbursements	

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	

Desert Health
Postpetition Payables
As of June 30, 2006

Type		Type	Date	Num	Name	Memo	Split	Amount	<30	30-60	60-90	91+
Trade Payables	Accounts Payable	Bill	04/18/2006	Apr 06	AT&T	030 344 8432 001	Telephone	1,002.41	0.00	0.00	1,002.41	0.00
Trade Payables	Accounts Payable	Bill	02/18/2006	Feb-post petition	AT&T	030 344 8432 001	Telephone	815.52	0.00	0.00	0.00	815.52
Trade Payables	Accounts Payable	Bill	03/18/2006	March	AT&T	030 344 8432 001	Telephone	1,093.88	0.00	0.00	0.00	1,093.88
Trade Payables	Accounts Payable	Check	04/12/2006	Pyt by Ph	AT&T	pyt anti due per June Quinn ATT - 8/13.29.06-	Chase Bank (DIP)	-1,846.35	0.00	0.00	-1,846.35	0.00
Trade Payables	Accounts Payable	Bill	02/21/2006	1.26.06-2.20.06	CITY OF SCOTTSDALE	2007789303	Util	149.07	0.00	0.00	0.00	149.07
Trade Payables	Accounts Payable	Bill	03/20/2006	2/20/06-3/17/06	CITY OF SCOTTSDALE	2007789303	Util	141.08	0.00	0.00	0.00	141.08
Trade Payables	Accounts Payable	Bill	06/07/2006		CITY OF SCOTTSDALE	Account No. 2007789304	Util	5.00	5.00	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/27/2006	5/31/06-6/30/06	CITY OF SCOTTSDALE - 34155 N. Scottsda	Account No. 2011286300	Util	73.31	73.31	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	02/10/2006	1000009245	Collins, May, Potenza, Baran & Gillespie,	dhjkv gh reeac Inc	-SPLIT-	2,093.57	0.00	0.00	0.00	2,093.57
Trade Payables	Accounts Payable	Bill	06/01/2006	April 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	April 2005 maint. fee	Misc Exp	125.00	125.00	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006	June 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	June 2006 maint. fee	Misc Exp	125.00	125.00	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006	March 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	March 2006 maint. fee	Misc Exp	125.00	125.00	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006	May 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	May 2006 maint. fee	Misc Exp	125.00	125.00	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006		Exec Reg & Transfer Agency, Inc. Post-Pet	3/15/06, SH List for Chapter 11 and FedEx	Misc Exp	91.80	91.80	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006		Exec Reg & Transfer Agency, Inc. Post-Pet	3/15/06, Mailing for Notice of Chapter 11 Filing	Misc Exp	358.42	358.42	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006		Exec Reg & Transfer Agency, Inc. Post-Pet	2/8/06, New Issue for Mano Ltd and FedEx	Misc Exp	91.00	91.00	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/19/2006	06/19/06-07/18/06	Qwest	Account No. 480-951-1941 158B	Telephone	170.49	170.49	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/22/2006	6/22/06-7/21/06	Qwest	HPI Account # 480-946-2509 189B	HPI (NV) Receivable	145.04	145.04	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	02/23/2006	281	Shannon, John	Inv. Legal Protections LLC	Misc Exp	500.00	0.00	0.00	0.00	500.00
Trade Payables	Accounts Payable	Bill	03/07/2006		Sprint		Telephone	104.95	0.00	0.00	0.00	104.95
Trade Payables	Accounts Payable	General Journal	07/17/2006	4-95	Sprint Broadband	pd by js too dept	JOS	-524.75	0.00	0.00	0.00	-524.75
								4,885.24	1,443.86	0.00	-843.94	4,083.32
Accrual - Legal Fees	Professional Fees	General Journal	02/28/2006	0601-48		Accrual for legal fees	Legal	20,000.00	0.00	0.00	0.00	20,000.00
Accrual - Legal Fees	Professional Fees	General Journal	03/31/2006	0601-47		Accrue legal fees	Legal	20,000.00	0.00	0.00	0.00	20,000.00
Accrual - Legal Fees	Professional Fees	General Journal	04/30/2006	0602 - 40		Accrue for Creditor's Committe Attorney	Reorg Exp - Legal Fees	15,000.00	0.00	0.00	15,000.00	0.00
Accrual - Legal Fees	Professional Fees	General Journal	05/31/2006	0602 - 41		Accrual for Creditor's Committee Attorney	Reorg Exp - Legal Fees	12,984.00	0.00	12,984.00	0.00	0.00
Accrual - Legal Fees	Professional Fees	General Journal	06/30/2006	0602 - 49		Accrual for Creditors Committee Attorney	Reorg Exp - Legal Fees	17,016.00	17,016.00	0.00	0.00	0.00
Trade Payables	Professional Fees	Bill	03/25/2006	BK	Carmichael & Powell	Acct # 2500007-01	Legal	35,450.88	0.00	0.00	0.00	35,450.88
Trade Payables	Professional Fees	Bill	04/25/2006	April Billings	Carmichael & Powell		Reorg Exp - Legal Fees	6,425.62	0.00	0.00	6,425.62	0.00
Trade Payables	Professional Fees	Bill	05/25/2006	May Billing	Carmichael & Powell		Reorg Exp - Legal Fees	8,190.00	0.00	8,190.00	0.00	0.00
Trade Payables	Professional Fees	Bill	05/25/2006	May Expenses	Carmichael & Powell		Reorg Exp - Legal Fees	214.76	0.00	214.76	0.00	0.00
Trade Payables	Professional Fees	Bill	06/25/2006	June Fees	Carmichael & Powell		Reorg Exp - Legal Fees	13,042.50	13,042.50	0.00	0.00	0.00
Trade Payables	Professional Fees	Bill	06/25/2006	June Expenses	Carmichael & Powell		Reorg Exp - Legal Fees	241.80	241.80	0.00	0.00	0.00
Trade Payables	Professional Fees	Bill	06/25/2006	June advances	Carmichael & Powell		Reorg Exp - Legal Fees	66.20	66.20	0.00	0.00	0.00
Trade Payables	Professional Fees	Bill	05/31/2006	00100427&email5.9.06	Malone & Bailey, P.C.		Malone & Bailey	22,000.00	0.00	22,000.00	0.00	0.00
Trade Payables	Professional Fees	Bill	06/01/2006	General 2612-001	Richardson & Patel LLP	Reference: General 2012-001	Richardson & Patel LLP	7,682.50	7,682.50	0.00	0.00	0.00
Trade Payables	Professional Fees	Bill	06/30/2006	Jun 06 stmt	Richardson & Patel LLP	Reference: General 2012-001	Richardson & Patel LLP	8,658.76	8,658.76	0.00	0.00	0.00
								188,798.71	48,401.46	43,388.76	21,425.62	75,450.88
Compensation Due - GA	Other	General Journal	02/28/2006	0601-34		Feb 16th through Feb 28th Accrual	Georgia Aadland	2,710.00	0.00	0.00	0.00	2,710.00
Compensation Due - GA	Other	General Journal	03/10/2006	0601-35		Mar 1 through Mar 10 Accrual	Georgia Aadland	1,290.00	0.00	0.00	0.00	1,290.00
Compensation Due - JS	Other	General Journal	02/28/2006	0601-30		Feb Accrual Feb 10 through Feb 18	JS	8,482.00	0.00	0.00	0.00	8,482.00
Compensation Due - JS	Other	General Journal	03/10/2006	0601-31		March 1 to March 10 Accrual	JS	4,032.00	0.00	0.00	0.00	4,032.00
Compensation Due - JS	Other	Check	03/15/2006	W TR	Shannon, John	John sent his compensation to Malone & Bailey	Chase Bank (DIP)	-10,000.00	0.00	-10,000.00	0.00	0.00
Accrued Commissions	Other	General Journal	05/31/2006	0602 - 42	Richardson, John	Commission on Mexico license sale	Commissions	10,000.00	0.00	10,000.00	0.00	0.00
Accrued Commissions	Other	General Journal	05/31/2006	0602 - 43	Richardson, John	Commission on Mexico license sale	Commissions	2,500.00	0.00	2,500.00	0.00	0.00
Trade Payables	Other	Bill	06/01/2006		Kathleen Corum Trust No. 1	rent from 2/8/06 to 3/31/06	Rent	19,249.11	19,249.11	0.00	0.00	0.00
Contingent Stock Grants	Other	General Journal	06/01/2006	0602 - 47	Sitor LLC	2 million shares for rights to China, Mexico and	Marketing Territory Rights	460,000.00	460,000.00	0.00	0.00	0.00
Contingent Stock Grants	Other	General Journal	06/28/2006	0602 - 49	Medrol, Christian	200,000 shares for incentive for license agreem	License Inducement Fees	20,000.00	20,000.00	0.00	0.00	0.00
								518,263.11	499,249.11	2,500.00	0.00	16,514.00
								711,903.09	549,104.42	45,888.76	20,781.68	96,048.20